UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015 (November 6, 2015)

PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-27026	77-0254621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1545 Barber Lane, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 232-9100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On November 6, 2015, Pericom Semiconductor Corporation (“Pericom” or the “Company”), Diodes Incorporated (“Diodes”) and PSI Merger Sub, Inc., a wholly owned subsidiary of Diodes (“Merger Sub”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of September 2, 2015, by and among the Company, Diodes and Merger Sub (the “Merger Agreement”).

The Amendment provides for an increase in the per share merger consideration to be paid to the Company’s shareholders from $17.00 per share in cash, without interest, to $17.75 per share in cash, without interest, and provides for an increase of the Termination Fee (as defined in the Merger Agreement) from $15,000,000 to $15,700,000.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 3, 2015, remains in full force and effect as so amended. The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment, which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01.        Other Events.

On November 9, 2015, the Company issued two press releases; the first announcing that it had entered into the Amendment and the second announcing that Institutional Shareholder Services, Inc., a prominent proxy advisory firm, recommends that the Pericom shareholders vote “FOR” the Merger Agreement. Copies of the press releases are filed hereto as Exhibit 99.1 and 99.2, respectively and are incorporated herein by reference.

Additional Information and Where to Find It

Pericom has filed a definitive proxy statement and relevant documents in connection with the special meeting of the shareholders of Pericom at which the Pericom shareholders will consider certain proposals regarding the potential acquisition of Pericom by Diodes (the “Special Meeting Proposals”). Pericom, Diodes and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Pericom’s shareholders in connection with the Special Meeting Proposals. SHAREHOLDERS OF PERICOM ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Additional information regarding the directors and executive officers of Pericom is included in Pericom’s amendment to its Annual Report on Form 10-K, which was filed with the SEC on October 14, 2015, and is supplemented by other public filings made, and to be made, with the SEC by Pericom. Additional information regarding the directors and executive officers of Diodes is included in Diodes’ proxy statement for its 2015 Annual Meeting, which was filed with the SEC on April 16, 2015, and is supplemented by other public filings made, and to be made, with the SEC by Diodes. The definitive proxy statement and other relevant documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from Pericom by contacting Pericom’s Investor Relations by telephone at (408) 232-9100, or by mail Pericom Semiconductor Corporation, 1545 Barber Lane, Milpitas, California 95035 or by going to Pericom’s Investor Relations page on its corporate website at www.pericom.com.

Forward Looking Statements

This Report and the documents incorporated herein by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on Pericom’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to Pericom’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Pericom assumes no obligation to update any forward-looking statement contained in this document.

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 6, 2015, by and among Pericom Semiconductor Corporation, PSI Merger Sub, Inc. and Diodes Incorporated.

99.1	Press Release of Pericom Semiconductor Corporation, dated November 9, 2015.

99.2	Press Release of Pericom Semiconductor Corporation, dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

Dated: November 9, 2015	/s/ Kevin S. Bauer
Name: Kevin S. Bauer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 6, 2015, by and among Pericom Semiconductor Corporation, PSI Merger Sub, Inc. and Diodes Incorporated.

99.1	Press Release of Pericom Semiconductor Corporation, dated November 9, 2015.

99.2	Press Release of Pericom Semiconductor Corporation, dated November 9, 2015.